Exhibit 99.1

PHYTANIX BIO, INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS (IN US$)

March 31, 2025 and 2024

F-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors and

Stockholders of Protagenic Therapeutics, Inc.

Opinion on the Financial Statements

We have audited the accompanying Consolidated Balance Sheets of Phytanix Bio, Inc. and subsidiaries (the Company) as of March 31, 2025, and 2024, and the related Consolidated Statements of Operations and Comprehensive Loss, Consolidated Statement of Stockholders’ Deficit, and Consolidated Statement of Cash Flows for each of the years in the periods ended in March 31, 2025, and March 31, 2024, and the related notes (collectively referred to as the financial statements).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2025, and 2024, and the results of its operations and its cash flows for each of the years in the period ended March 31, 2025, and March 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Consideration of the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

August 27, 2025

We have served as the Company’s auditor since 2024.

Los Angeles, California

PCAOB ID Number 6580

F-2

PHYTANIX BIO, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (IN US$, except for share and per share numbers)

AS OF MARCH 31, 2025 AND MARCH 31, 2024

	March 31, 2025	March 31, 2024

ASSETS
Current assets:
Cash in bank	$14,531	$1,625
VAT receivable	73,524	33,157
Inventories	1,038	1,009

Total current assets	89,093	35,791

Total Assets	$89,093	$35,791

LIABILITIES AND STOCKHOLDERS’ DEFICIT

LIABILITIES:
Current liabilities:
Notes payable, net	$1,669,921	$-
Accounts payable	961,117	779,038
Accrued liabilities	249,063	43,024
Derivative liabilities	1,382,750	-
Loans payable, related parties	779,201	1,002,895

Total current liabilities	5,042,052	1,824,957

Total liabilities	5,042,052	1,824,957

Commitments and Contingencies	-	-

STOCKHOLDERS’ DEFICIT:
Preferred stock, $0.000000001 par value. 100,000 shares authorized
Series A convertible preferred stock, 100,000 shares designated, 17,000 and 0 shares issued and outstanding as of March 31, 2025 and 2024, respectively	-	-
Common stock, $0.000000001 par value, respectively; 10,000,000 authorized; 5,800,000 and 5,000,000 shares issued outstanding as of March 31, 2025 and 2024, respectively	-	-
Additional paid in capital	455,657	141
Accumulated deficit	(5,397,606)	(1,805,748)
Accumulated other comprehensive income (loss)	(11,010)	16,441
Total stockholders’ deficit	(4,952,959)	(1,789,166)

Total liabilities and stockholders’ deficit	$89,093	$35,791

See accompanying notes to consolidated financial statements

F-3

PHYTANIX BIO, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (IN US$, except for share and per share numbers)

FOR THE YEARS ENDED MARCH 31, 2025 AND 2024

	Year Ended	Year Ended
	March 31, 2025	March 31, 2024

REVENUES	$-	$-

OPERATING EXPENSES:
Accounting and audit fees	132,600	75,425
Research and Development	376,740	28,770
Legal Fees	183,097	-
Consulting Fees	667,584	105,886
Salaries and wages	132,775	124,924
Bad debt	1,023,235	-
General and administrative - other	77,530	68,787
TOTAL OPERATING EXPENSES	2,593,561	403,792

LOSS FROM OPERATIONS	(2,593,561)	(403,792)

OTHER INCOME (EXPENSES):
Interest expenses/amortization of discount	(1,039,353)	-
Foreign currency exchange differences	41,056	-
TOTAL OTHER INCOME (EXPENSE)	(998,297)	-

LOSS BEFORE INCOME TAXES	(3,591,858)	(403,792)

PROVISION FOR INCOME TAXES	-	-

NET LOSS	$(3,591,858)	$(403,792)

NET LOSS PER SHARE:
Basic and diluted	$(0.67)	$(0.08)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic and diluted	5,372,474	5,000,000

COMPREHENSIVE LOSS:
Net loss	$(3,591,858)	$(403,792)

Other comprehensive loss:
Unrealized foreign currency translation (loss) gain	(27,451)	(27,791)
Comprehensive loss	$(3,619,309)	$(431,583)

See accompanying notes to consolidated financial statements

F-4

PHYTANIX BIO, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT (IN US$, except for share and per share number)

FOR THE YEARS ENDED MARCH 31, 2025 AND 2024

	Series A Preferred Stock		Common Stock			Accumulated
	$0.000000001 Par Value		$0.000000001 Par Value		Additional Paid-in	Other Comprehensive	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Capital	Income (Loss)	Deficit	Deficit
Balances March 31, 2023	-	$-	5,000,000	$-	$141	$44,232	$(1,401,956)	$(1,357,583)
Foreign currency translation	-	-	-	-	-	(27,791)	-	(27,791)
Net loss for the year	-	-	-	-	-	-	(403,792)	(403,792)
Balances, March 31, 2024	-	$-	5,000,000	$-	$141	$16,441	$(1,805,748)	$(1,789,166)

	Series A Preferred Stock		Common Stock			Accumulated
	$0.000000001 Par Value		$0.000000001 Par Value		Additional Paid-in	Other Comprehensive	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Capital	Income (Loss)	Deficit	Deficit
Balances March 31, 2024	-	$-	5,000,000	$-	$141	$16,441	$(1,805,748)	$(1,789,166)
Change in foreign currency	-	-	-	-	-	(27,451)	-	(27,451)
Shares issued in connection with exchange agreement	17,000	-	800,000	-	44,560	-	-	44,560
Cash received for founders shares	-	-	-	-	200	-	-	200
Debt extinguishment - related party - parent reflected as capital contribution	-	-	-	-	410,756	-	-	410,756
Net loss for the year	-	-	-	-	-	-	(3,591,858)	(3,591,858)
Balances, March 31, 2025	17,000	$-	5,800,000	$-	$455,657	$(11,010)	$(5,397,606)	$(4,952,959)

See accompanying notes to consolidated financial statements

F-5

PHYTANIX BIO, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (IN US$, except for share and per share numbers)

FOR THE YEARS ENDED MARCH 31, 2025 AND 2024

	Year Ended March 31, 2025	Year Ended March 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,591,858)	$(403,792)
Adjustments to reconcile net loss to net cash flows used in operating activities:
Amortization of debt discount to interest expense	598,810	-
Warrants and stock issued for services	103,184	-
Bad debt	773,234	-
Changes in: operating assets and liabilities:
Inventories	(29)	(19)
VAT receivable	(40,367)	4,926
Accounts payable	182,079	136,132
Accrued liabilities	206,039	(7,861)

Net cash used in operating activities	(1,768,908)	(270,614)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from notes payable	1,622,003	-
Proceeds from sale of common stock	200	-
Proceeds from related party loans	187,062	297,169
Net cash provided by financing activities	1,809,265	297,169

NET INCREASE IN CASH	40,357	26,555

Effect of exchange rate adjustments on cash	(27,451)	(27,791)

CASH, beginning of year	1,625	2,861

CASH, end of year	$14,531	$1,625

SUPPLEMENTAL SCHEDULE OF CASH FLOW INFORMATION:
Interest paid	$-	$-
Income taxes paid	$-	$-

NON-CASH INVESTING AND FINANCING INFORMATION:
Bifurcation of warrants as derivative liabilities	$1,324,126	$-
Debt extinguishment - related party parent reflect as capital contribution	$410,756	$-

See accompanying notes to consolidated financial statements

F-6

PHYTANIX BIO, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (IN US$)

MARCH 31, 2025 AND 2024

NOTE 1 – NATURE OF BUSINESS, LIQUIDITY AND GOING CONCERN

NATURE OF BUSINESS

Phytanix Bio, Inc. (“Phytanix Bio”, “Phytanix” or the “Company”) was formed on April 16, 2024 as a holding company which owns ABTI Pharma Limited (“ABTI Pharma”) and its wholly-owned subsidiaries, which existed prior to the formation of Phytanix.

On April 16, 2024, Alterola Biotech Inc. formed Phytanix Bio as its wholly-owned subsidiary. Phytanix Bio was formed to recapitalize entities owned by Alterola Biotech Inc., a Nevada corporation (“Alterola”) whereby Alterola owns Phytanix Bio and Phytanix Bio became the owner of ABTI Pharma (i.e. ABTI Pharma and its wholly-owned subsidiaries, Ferven Limited (“Ferven”) and Phytotherapeutix Ltd (“Phyto”)). All of the pharmaceutical assets and intellectual property of Alterola are held within ABTI Pharma Ltd or its wholly-owned subsidiaries, Ferven and Phyto, and hence these are now owned by Phytanix Bio. Accordingly, the Company has been recapitalized as if Phytanix Bio was the holding company of ABTI Pharma and its wholly-owned subsidiaries as of the beginning of all periods presented.

ABTI Pharma was formed as a UK company, registered in England and Wales, on January 7, 2021. On January 19, 2021, ABTI Pharma entered into a Stock Purchase Agreement (the “Agreement”) with Alterola pursuant to which Alterola agreed to acquire all of the outstanding shares of capital stock of ABTI Pharma from its shareholders in exchange for 600,000,000 shares of Alterola pro rata to the ABTI Pharma shareholders. The shares were issued on January 29, 2021 in anticipation of the closing and the parties to the transaction agreed in a May 24, 2021 amendment to close upon the ABTI Pharma Limited Shares being transferred to Alterola which was to occur on May 28, 2021. This transaction was accounted for as a reverse acquisition and recapitalization. ABTI Pharma was the acquirer for accounting purposes and Alterola was the issuer, and the Company became a wholly-owned subsidiary of Alterola.

ABTI Pharma is focused on the development of cannabinoid, cannabinoid-like, and non-cannabinoid pharmaceutical active pharmaceutical ingredients (APIs), pharmaceutical medicines made from cannabinoid, cannabinoid-like, and non-cannabinoid APIs and European novel food approval of cannabinoid-based, cannabinoid-like and non-cannabinoid ingredients and products.

As of April 18, 2023, Phyto acquired intellectual property from Alinova Biosciences Ltd. Phyto acquired Alinova’s joint interest in the patent family of PTX 0001. The Company paid 35,000 Sterling in cash and 5,000,000 shares of Alterola Biotech Inc. (ABTI) stock.

Terminated Business Combination – CBRG

On July 22, 2024, the Company, Chain Bridge I, a Cayman Islands exempted company (“CBRG”), CB Holdings, Inc., a Nevada corporation (“HoldCo”), CB Merger Sub 1, a Cayman Islands exempted company (“CBRG Merger Sub”), and CB Merger Sub 2, Inc., a Nevada corporation (“Company Merger Sub”), had entered into a Business Combination Agreement the “Business Combination Agreement”).

Phytanix Bio is a subsidiary of Alterola, and Phytanix Bio is the parent company of ABTI Pharma, which holds the subsidiaries, Ferven and Phyto. Phytanix Bio is an innovative pharmaceutical company dedicated to the development of therapeutics based on cannabinoid and cannabinoid-like molecules. CBRG is a special purpose acquisition company formed for the purpose of acquiring or merging with one or more businesses.

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of the Company and CBRG. The Business Combination Agreement provided for, among other things, the consummation of the following transactions (the transactions contemplated by the Business Combination Agreement, collectively, the “Business Combination”):

(i)	CBRG Merger Sub was to merge with and into CBRG (the “CBRG Merger”) and Company Merger Sub was to merge with and into the Company (the “Company Merger” and, together with the CBRG Merger, the “Mergers”), with CBRG and the Company surviving the Mergers and, after giving effect to such Mergers, each of CBRG and the Company were to become a wholly owned subsidiary of HoldCo on the terms and subject to the conditions in the Business Combination Agreement;

(ii)	(A) each issued and outstanding Class A ordinary share, par value $0.0001 per share, of CBRG (the “CBRG Class A Shares”) were to be automatically cancelled, extinguished and converted into the right to receive one share of common stock, par value $0.0001 per share, of HoldCo (the “HoldCo Shares”); and (B) each issued and outstanding Class B ordinary share, par value $0.0001 per share, of CBRG (the “CBRG Class B Shares” and together with the CBRG Class A Shares, the CBRG Shares), were to be automatically cancelled, extinguished and converted into the right to receive one HoldCo Share;

F-7

PHYTANIX BIO, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (IN US$)

MARCH 31, 2025 AND 2024

(iii)	each outstanding warrant to purchase one CBRG Class A Share were to be automatically exchanged for a warrant to purchase one HoldCo Share; and

(iv)	(A) each warrant of the Company to purchase Company common stock were to be exchanged for a warrant to purchase HoldCo Shares; (B) each warrant of the Company to purchase Company preferred stock will be exchanged for a warrant to purchase HoldCo preferred stock; (C) all promissory notes of the Company issued in connection with its June 2024 financing (as discussed below in “Notes Payable”) were to be exchanged for HoldCo Series A convertible preferred stock, and any remaining issued and outstanding promissory notes of the Company were to be automatically and fully cancelled; (D) each share of preferred stock, par value $0.000000001 per share, of the Company (the “Company Preferred Stock”) that is issued and outstanding were to be automatically converted into shares of HoldCo preferred stock; and (E) all issued and outstanding shares of Company Common Stock (other than treasury shares and shares with respect to which appraisal rights under the Nevada law are properly exercised and not withdrawn) were to be automatically cancelled, extinguished and converted into the right to receive HoldCo Shares based on the exchange ratio set forth in the Business Combination Agreement.

The Business Combination was expected to close in the fourth quarter of 2024, following the receipt of the required approval by CBRG’s and the Company’s shareholders and the fulfillment of other customary closing conditions, however, on April 7, 2025, the Company and CBRG agreed to terminate all agreements related to the proposed transaction. As a result of the termination of the agreement, the Company wrote off $1,023,235 in funds that were advanced to CRBG that have not and are not expected to be returned.

On May 15, 2025, Protagenic Therapeutics, Inc., a Delaware corporation (the “Protagenic”), entered into the Share Exchange Agreement (the “Exchange Agreement”) with Alterola, EMC2 Capital LLC, a Wyoming limited liability corporation (“EMC2”), the preferred stockholders of Phytanix Bio (the “Preferred Stockholders”) and Colin Stott, as the Seller’s Representative, pursuant to which Protagenic acquired 100% of the issued and outstanding common shares of Phytanix Bio.. Prior to the Combination, Alterola and EMC2 collectively owned 100% of the issued and outstanding shares of the common shares of Phytanix (the “Shares”), and the Preferred Stockholders collectively owned 100% of the issued and outstanding shares of Series A convertible preferred shares of Phytanix (the “Preferred Shares”).

Under the terms of the Exchange Agreement, in exchange for all of the outstanding Shares of Phytanix at the Effective Time, Protagenic issued to Alterola and EMC2, as shareholders of Phytanix, in each case in accordance with their Pro Rata Portion (as defined in the Exchange Agreement), an aggregate of (A) 117,690 shares of Protagenic’s common stock, par value $0.0001 per share (“Common Stock”), which shares represented a number of shares equal to no more than 19.99% of the outstanding shares of Common Stock as of immediately before the Effective Time, (B) 5,705 shares of Protagenic’s Series C Convertible Preferred Stock, par value $0.000001 per share (the “Series C Preferred Stock”), and (C) 950,000 shares of Protagenic’s Series C-1 Convertible Preferred Stock, par value $0.000001 per share (the “Series C-1 Preferred Stock”, and together with the Series C Preferred Stock, the “Preferred Stock Payment Shares”). In addition, in exchange for all of the outstanding Preferred Shares of Phytanix at the Effective Time, Protagenic issued to the Preferred Stockholders, in accordance with their Preferred Pro Rata Portion, (A) an aggregate of 20,000 shares (the “Series D Payment Shares” of Series D Preferred Stock, par value $0.000001 per share of Protagenic (the “Series D Preferred Stock”), and (b) common stock purchase warrants to purchase up to 715,493 shares of common stock. The issuance of the shares of Common Stock, Preferred Stock Payment Shares and Series D Payment Shares occurred on May 16, 2025. Each share of Preferred Stock Payment Shares is convertible into one of Common Stock, subject to certain conditions described in the Exchange Agreement. Each share of Series D Payment Shares is convertible into one of Common Stock, subject to certain conditions described in the Exchange Agreement. The combination is treated as a taxable exchange for U.S. federal income tax purposes.

LIQUIDITY AND GOING CONCERN

As of March 31, 2025 and 2024, the Company has a working capital deficit of $4,952,959 and $1,789,166 and has incurred losses since inception of $5,397,606 and has not received revenues from sales of products or services. These factors create substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustment that might be necessary if the Company is unable to continue as a going concern.

The ability of the Company to continue as a going concern is dependent on the Company generating cash from the sale of its common stock and/or obtaining debt financing and attaining future profitable operations. Management’s plans include selling its equity securities and obtaining debt financing to fund its capital requirement and ongoing operations; however, there can be no assurance the Company will be successful in these efforts.

F-8

PHYTANIX BIO, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (IN US$)

MARCH 31, 2025 AND 2024

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and the rules and regulations of the Securities and Exchange Commission (“SEC”). They include the accounts of Phytanix Bio and its wholly-owned subsidiaries ABTI Pharma and its wholly-owned subsidiaries, Phyto and Ferven. All material intercompany transactions and balances have been eliminated.

The Company has historically operated as a subsidiary of Alterola. The consolidated financial statements of the Company are derived from the historical results of operations and historical cost bases of the assets and liabilities associated with Company, plus an allocation of certain expenses incurred by Alterola on its behalf. Certain expenses have been allocated to the Company from Alterola using the specific identification method and certain other expenses if any, were allocated using a proportional allocation method. Management believes that such allocation method is reasonable. Management has determined that it is not practical to estimate what the allocated costs would have been had the Company operated as an unaffiliated entity on a stand-alone basis. Accordingly, the Company’s financial position, results of operations and cash flow may have differed materially if the Company had operated as an unaffiliated standalone entity as of and for the periods presented.

The Company has calculated its income tax amounts using a separate return methodology and it has presented these amounts as if it were a separate taxpayer from Alterola for the all periods presented.

All share amounts and per shares have been adjusted retroactively at the beginning of all periods presented to reflect the change in capital structure.

The Company had a March 31 fiscal year end.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s most significant estimates include foreign currency exchange rates, provisions for deferred income taxes, and criteria used in the valuation of derivative liability.

Cash and Equivalents

For purposes of the consolidated statements of cash flows, the Company considers highly liquid financial instruments purchased with a maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, VAT receivables, accounts payable, accrued liabilities, loans payable – related parties, derivative liabilities and notes payable. The carrying amount of these financial instruments approximates fair value (“FV”) due either to length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in these financial statements.

FV is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The FV should be calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity. In addition, the FV of liabilities should include consideration of non-performance risk including our own credit risk.

F-9

PHYTANIX BIO, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (IN US$)

MARCH 31, 2025 AND 2024

In addition to defining FV, the disclosure requirements around FV establish a FV hierarchy for valuation inputs which is expanded. The hierarchy prioritizes the inputs into three levels based on the extent to which inputs used in measuring FV are observable in the market. Each FV measurement is reported in one of the three levels which is determined by the lowest level input that is significant to the FV measurement in its entirety. These levels are:

Level 1 – inputs are based upon unadjusted quoted prices for identical instruments traded in active markets.

Level 2 – inputs are based upon significant observable inputs other than quoted prices included in Level 1, such as quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The FV are therefore determined using model-based techniques that include option pricing models, discounted cash flow models, and similar techniques.

The carrying value of the Company’s financial assets and liabilities which consist of cash, accounts payable and accrued liabilities, and notes payable are valued using level 1 inputs. The Company believes that the recorded values approximate their FV due to the short maturity of such instruments. Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, exchange or credit risks arising from these financial instruments.

Derivative Financial Instruments

The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. Management evaluates all of the Company’s financial instruments, including warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives.

The Company used a Monte Carlo simulation to determine the valuation of the preferred warrants and a Black-Scholes model for the common stock warrants, as applicable, to value the derivative instruments at inception and subsequent valuation dates when needed. The classification of derivative instruments, including whether such instruments should be recorded as liabilities, is remeasured at the end of each reporting period.

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

Foreign Currency Translation

The financial statements are presented in US Dollars. Transactions with foreign subsidiaries where US dollars are not the functional currency will be recorded in accordance with Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 830 Foreign Currency Transaction. According to Topic 830, all assets and liabilities are translated at the exchange rate on the balance sheet date, stockholders’ equity is translated at historical rates and statement of operations items are translated at the weighted average exchange rate for the period, and the functional currency of those subsidiaries are in British Pounds (UK). The resulting translation adjustments are reported under other comprehensive income (loss) in accordance with ASC Topic 220, Comprehensive Income. Gains and losses resulting from the translations of foreign currency transactions and balances are reflected in the consolidated statement of operations and comprehensive loss.

Revenue Recognition

The Company recognizes revenue in accordance with ASC Topic 606 Revenue from Contracts with Customers, which requires revenue to be recognized in a manner that depicts the transfer of goods or services to customers in amounts that reflect the consideration to which the entity expects to be entitled in exchange for those goods or services.

F-10

PHYTANIX BIO, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (IN US$)

MARCH 31, 2025 AND 2024

In accordance with ASU Topic 606 - Revenue from Contracts with Customers, the Company recognizes revenue in accordance with that core principle by applying the following steps:

Step 1: Identify the contract(s) with a customer.

Step 2: Identify the performance obligations in the contract.

Step 3: Determine the transaction price.

Step 4: Allocate the transaction price to the performance obligations in the contract.

Step 5: Recognize revenue when (or as) the entity satisfies a performance obligation.

Loss Per Common Share

Basic loss per share is calculated using the weighted-average number of common shares outstanding during each reporting period. Diluted loss per share includes potentially dilutive securities such as outstanding options and warrants, using various methods such as the treasury stock or modified treasury stock method in the determination of dilutive shares outstanding during each reporting period. As of March 31, 2025, the Company has 715,493 common stock warrants outstanding, 17,000 Series A Preferred shares, and 1,127 Series A Preferred warrants and 2,436 Series B Preferred warrants outstanding. As of March 31, 2024, the Company did not have any potentially dilutive instruments. As of March 31, 2025 the Company had a basic and fully diluted loss per share of $0.67 and a basic and fully diluted loss per share of $0.08, as of March 31, 2024. Basic loss per share is computed by dividing loss available to holders of our common stock (the numerator) by the weighted-average number of common shares outstanding (the denominator) for the period, and does not include the impact of any potentially dilutive common stock equivalents since the impact would be anti-dilutive. For the given periods of loss, of the years ended March 31, 2025 and 2024, the basic loss per share equals the diluted earnings per share.

	Potentially Outstanding Dilutive Common Shares
	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024

Conversion Feature Shares

Preferred Shares	17,000

Preferred Warrants	3,563	-

Common Warrants	715,493	-

Total potentially outstanding dilutive common shares	736,056	-

Research and development

We engage in a variety of research and development activities to develop our technologies and work toward the development of a saleable product. When it is determined that the research and development products we are creating have reached a point where saleable products are possible, these amounts are capitalized. As of March 31, 2025 and 2024, there are no capitalized research and development costs.

The research and development costs incurred by the company relate to the following:

●	Licenses for patent and know-how (Nano 4 M) - this relates to the company’s formulation of Active Pharmaceutical Ingredients (“API”) for its lead pharmaceutical programs.
●	Protein Technologies Ltd – this relates to the company’s research into production of cannabinoids by biosynthesis (as opposed to botanical production by growing plants). The company has genetically modified an organism to produce cannabinoids by fermentation (similar to methodology used for the production of antibiotics).
●	Apex Molecular Ltd.- the Company has a number of pharmaceutical development programs using both novel and natural molecules. The Company employs third party chemistry / contract, manufacturing companies such as Apex Molecular Ltd. to synthesize and purify these compounds for their pharmaceutical development programs.
●	Acquisition of intellectual property from Alinova Biosciences Ltd.
●	Continued patent prosecution and internationalization of company intellectual property.
●	Staff costs and consultancy costs relating to research and development.

F-11

PHYTANIX BIO, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (IN US$)

MARCH 31, 2025 AND 2024

Recent Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s consolidated results of operations, financial position or cash flow.

In August 2020, the FASB issued ASU No. 2020-06, Debt-Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (“ASU 2020-06”), which simplifies the accounting for convertible instruments by removing the separation models for (1) convertible debt with a cash conversion feature and (2) convertible instruments with a beneficial conversion feature. ASU 2020-06 also requires the application of the if-converted method for calculating diluted earnings per share and the treasury stock method will be no longer available. This standard will be effective for smaller reporting companies in fiscal years beginning after December 15, 2023, with early adoption permitted. The adoption did not have a material impact on our consolidated financial statements.

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update 2023-07 (“ASU 2023-07”). ASU 2023-07 improves segment reporting disclosures for public companies. ASU 2023-07 requires more detailed information about reportable segments and expenses including the requirement to disclose qualitative information about factors used to identify reportable segments and quantitative information about profit and loss measures and significant expense categories. ASU 2023-07 was effective for public companies in fiscal years beginning after December 15, 2023. The Company has effective May 15, 2025, entered into an agreement to merge their operating business to Protagenic Therapeutics, and has not yet begun generating revenue from its planned principal operations and operates as a single reportable segment. The chief operating decision maker is the Company’s chief executive officer who assesses performance based on total expenses, cash flows, and progress made in the Company’s ongoing development efforts. The Company analyzed ASU 2023-07 and determined that the required information is presented within the consolidated financial statements and footnote disclosures herein. The Company does not believe that ASU 2023-07 will have a material impact on the consolidated financial statements.

NOTE 3 – ACCOUNTS PAYABLE

Accounts payable consisted of the following on March 31, 2025 and 2024:

	March 31, 2025	March 31, 2024
Accounting and audit fees	$95,750	$170,242
Research and development	865,367	491,329
General and administrative	-	117,467
Total Accounts payable	$961,117	$779,038

NOTE 4 – ACCRUED EXPENSES

Accrued expenses consisted of the following on March 31, 2025 and 2024:

	March 31, 2025	March 31, 2024
Accounting and audit fees	$-	$15,000
General and administrative	249,063	28,024
Total Accrued Expenses	$249,063	$43,024

NOTE 5 – NOTES PAYABLE

On June 26, 2024, certain investors (the “Financing Investors”) and the Company entered into certain Securities Purchase Agreements pursuant to which, among other things, the Financing Investors agreed to purchase (i) certain promissory notes of the Company in the original principal amount of $4,413,650, which only $3,193,650 was raised, (ii) certain warrants to acquire the Company’s common shares (Common Warrants”), and (iii) warrants to acquire the Company’s Series A and B Preferred Shares.

F-12

PHYTANIX BIO, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (IN US$)

MARCH 31, 2025 AND 2024

In 2024, the Company closed the Securities Purchase Agreements, pursuant to which the Company issued and sold to the Financing Investors (i) promissory notes in the principal amount of $3,193,650, (ii) three-year warrants to purchase up to 675,613 shares of the Company’s common stock at an initial exercise price of $11.00 per share, subject to adjustment; (iii) 1,127 Series A Preferred Warrants; and (iv) 2,436 Series B Preferred Warrants. The notes are non-interest bearing and have a maturity date of June 29, 2025. The Common and Preferred Series A and B Warrants were valued at $993,151, or $1.47 per common warrant, and $159.86 for the Series A preferred warrants and $61.91 for the Series B preferred warrants. As a result of this transaction, the Company recognized $798,412 in original issue discounts that are being amortized over the one-year life of the notes. As of March 31, 2025, $199,603 remains unamortized. All notes payable are reflected in current liabilities.

In addition, the Company recognized a derivative liability of $1,324,126 related to the value of the warrants which have been bifurcated from the notes.

The Company also issued 39,880 Common Stock Warrants as commissions valued at $58,624 which are also considered derivative liabilities.

The fair value of the warrants were based on an independent valuation of the warrants on the measurement date.

NOTE 6 – DERIVATIVE LIABILITIES

The Company entered into several convertible notes payable, that terms include variable conversion prices. The Company evaluated these terms and determined that the warrants issued with the notes payable contained characteristics that required the Company to classify them as derivative liabilities. The Derivative Instruments have been accounted for utilizing ASC 815 “Derivatives and Hedging.” The Company has incurred a liability for the estimated fair value of Derivative Instruments. The estimated fair value of the Derivative Instruments has been calculated based on an independent valuation received that valued these warrants.

The accounting treatment of derivative financial instruments requires that the Company treat the instrument as liability and record the fair value of the instrument as derivatives as of the inception date of the instrument and to adjust the fair value of the instrument as of each subsequent balance sheet date.

The Company used a Monte Carlo simulation to determine the valuation of the preferred warrants and a Black-Scholes model for the common stock warrants, as applicable, to value the derivative instruments at inception and subsequent valuation dates when needed. The classification of derivative instruments, including whether such instruments should be recorded as liabilities, is remeasured at the end of each reporting period. The independent valuation utilized a combination of the market approach and the public offering approach to determine the value of these warrants. These approaches use a number of factors in the quantitative calculation including discounted cash flow, equity volatility, asset volatility and re-levered volatility to determine the value.

The Company determined the derivative liabilities to be a Level 3 fair value measurement.

The input values are as follows:

Exercise price	$11.00-$750.00
Expected dividend yield	0%
Risk free interest rate	4.18%
Expected life in years	3
Expected volatility	137%

Activity related to the derivative liabilities for the period ended March 31, 2025 is as follows:

Beginning balance as of March 31, 2024	$-
Bifurcation of warrants	1,324,126
Warrants granted for commissions	58,624
Change in fair value of derivative liabilities	-
Ending balance as of March 31, 2025	$1,382,750

There were no changes to any of the inputs through March 31, 2025.

F-13

PHYTANIX BIO, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (IN US$)

MARCH 31, 2025 AND 2024

NOTE 7 – STOCKHOLDERS’ DEFICIT

On May 16, 2024, the Company authorized the expansion of its share capital to 10,000,000 common shares and 100,000 Preferred shares each with a par value of $0.000000001, and authorized the acquisition of 100% of the share capital of ABTI Pharma by the Company for the consideration of 5,000,000 of the Company’s common shares. Accordingly, on May 16, 2024, pursuant to the written consent to action without a meeting of the Company’s directors, the Company issued 5,000,000 shares of its common stock to acquire the common stock of ABTI Pharma and its subsidiaries for cash of $200. All share amounts and per shares have been adjusted retroactively at the beginning of all periods presented to reflect the change in capital structure. Accordingly, the Company reflects 5,000,000 common shares issued and outstanding as of March 31, 2024 and 2023.

The Board of Directors resolved on July 31, 2025, to approve the forgiveness of an intercompany loan owed by ABTI Pharma Limited to the Company, in the amount of £317,480.40 GBP ($410,756 USD), effective as of March 31, 2025. The amount was written off as, in accordance with the recommendation of the Company’s accountants.

Pursuant to an Exchange Agreement entered into on May 16, 2024, between the Company and EMC2 Capital LLC, a shareholder of Alterola Biotech, the Company issued 800,000 shares of its common stock and 17,000 shares of its Series A preferred stock to EMC2 Capital, LLC in exchange for the return of 13,500,000 common shares of Alterola Biotech, Inc. The value of this transaction was $44,560.

NOTE 8 – INCOME TAXES

As of the year ended March 31, 2025, the Company recorded approximately $1,082,158 in deferred tax assets which had a full valuation allowance recorded against them. The deferred tax asset is in the form of net offering loss (NOL) carryforwards of $659,302 in the United States at an estimated tax rate of 21% and $422,856 in the United Kingdom at an estimated tax rate of 19%.

Section 382 of the Internal Revenue Code provides an annual limitation on the amount of federal NOLs and tax credits that may be used in the event of an ownership change. All NOLs are subject to the Section 382 limitation due to the change in control of the Company.

The Company classifies accrued interest and penalties, if any, for unrecognized tax benefits as part of income tax expense. The Company did not accrue any penalties or interest as of March 31, 2025 and 2024.

NOTE 9 – RELATED PARTY TRANSACTIONS

Loans Payable – Related Parties

The Company leases office space from a company that an officer has an interest. The lease is believed to be at or below market rate and is on a month to month basis. The rent is $2,500 per month. An officer has provided office space as an arm’s length transaction with rental at commercial rates. There is no obligation for the officer to continue this arrangement. Such costs are immaterial to the financial statements and accordingly are not reflected herein. The officers and directors are involved in other business activities and most likely will become involved in other business activities in the future.

During the years ended March 31, 2025 and 2024, several related parties made advances to the Company to fund operating expenses in the amount of $30,816 and $0, respectively. These advances are non – interest bearing and have no specified terms of repayment. The Company has outstanding loans to several related parties throughout the year. As of March 31, 2025 and 2024, the Company owed related parties $748,385 and $1,002,895, respectively.

NOTE 10 – SUBSEQUENT EVENTS

In accordance with ASC Topic 855-10, the Company analyzed its operations subsequent to March 31, 2025 to the date these financial statements were issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

On April 7, 2025, the Company entered into a termination agreement, that immediately terminated the Business Combination Agreement with Chain Bridge I, CB Holdings, Inc., CB Merger Sub 1, and CB Merger Sub 2, Inc.

On April 17, 2025, the Company entered into a note with an individual for $168,750, which included a one-time original issue discount of $43,750 with cash proceeds to the Company of $125,000, due upon the consummation of financing that Phytanix Bio is conducting in accordance with the merger with Protagenic.

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F-14

PHYTANIX BIO, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (IN US$)

MARCH 31, 2025 AND 2024

On May 15, 2025, Phytanix issued a total of 2,000 shares of Series A convertible preferred stock to management.

On May 15, 2025, Protagenic Therapeutics, Inc., a Delaware corporation (the “Protagenic”), entered into the Share Exchange Agreement (the “Exchange Agreement”) with Alterola, EMC2 Capital LLC, a Wyoming limited liability corporation (“EMC2”), the preferred stockholders of Phytanix Bio (the “Preferred Stockholders”) and Colin Stott, as the Seller’s Representative, pursuant to which Protagenic acquired 100% of the issued and outstanding common shares of Phytanix Bio.. Prior to the Combination, Alterola and EMC2 collectively owned 100% of the issued and outstanding shares of the common shares of Phytanix (the “Shares”), and the Preferred Stockholders collectively owned 100% of the issued and outstanding shares of Series A convertible preferred shares of Phytanix (the “Preferred Shares”).

Under the terms of the Exchange Agreement, in exchange for all of the outstanding Shares of Phytanix at the Effective Time, Protagenic issued to Alterola and EMC2, as shareholders of Phytanix, in each case in accordance with their Pro Rata Portion (as defined in the Exchange Agreement), an aggregate of (A) 117,690 shares of Protagenic’s common stock, par value $0.0001 per share (“Common Stock”), which shares represented a number of shares equal to no more than 19.99% of the outstanding shares of Common Stock as of immediately before the Effective Time, (B) 5,705 shares of Protagenic’s Series C Convertible Preferred Stock, par value $0.000001 per share (the “Series C Preferred Stock”), and (C) 950,000 shares of Protagenic’s Series C-1 Convertible Preferred Stock, par value $0.000001 per share (the “Series C-1 Preferred Stock”, and together with the Series C Preferred Stock, the “Preferred Stock Payment Shares”). In addition, in exchange for all of the outstanding Preferred Shares of Phytanix at the Effective Time, Protagenic issued to the Preferred Stockholders, in accordance with their Preferred Pro Rata Portion, (A) an aggregate of 20,000 shares (the “Series D Payment Shares” of Series D Preferred Stock, par value $0.000001 per share of Protagenic (the “Series D Preferred Stock”), and (b) common stock purchase warrants to purchase up to 715,493 shares of common stock. The issuance of the shares of Common Stock, Preferred Stock Payment Shares and Series D Payment Shares occurred on May 16, 2025. Each share of Preferred Stock Payment Shares is convertible into one of Common Stock, subject to certain conditions described in the Exchange Agreement. Each share of Series D Payment Shares is convertible into one of Common Stock, subject to certain conditions described in the Exchange Agreement. The combination is treated as a taxable exchange for U.S. federal income tax purposes.

The acquisition of Phytanix Bio, Inc. (“Phytanix Bio”) was considered a reverse merger. In accordance with ASC 805-40-45-1, the consolidated financial statements prepared following a reverse acquisition are issued under the name of the legal parent (Protagenic Therapeutics, Inc.) but described in the notes to the financial statements as a continuation of the financial statements of the legal subsidiary (Phytanix Bio), with one adjustment, which is to retroactively adjust the accounting acquirer’s legal capital to reflect the legal capital of the accounting acquiree (Protagenic Therapeutics, Inc.). That adjustment is required to reflect the capital of the legal parent. Comparative information presented in the consolidated financial statements also is retroactively adjusted to reflect the legal capital of the legal parent.

Under ASC 805-40-45-2, the consolidated financial statements represent the continuation of the legal subsidiary except for the capital structure, as follows:

(a)	The assets and liabilities of the legal subsidiary recognized and measured at their precombination carrying amounts;
(b)	The assets and liabilities of the legal parent recognized and measured in accordance with the guidance in this topic applicable to business combinations (ASC 805);
(c)	The retained earnings and other equity balances of the legal subsidiary before the business combination;
(d)	The amount recognized as issued equity interests in the consolidated financial statements determined by adding the issued equity interest of the legal subsidiary outstanding immediately before the business combination to the fair value of the legal parent determined in accordance with the guidance in ASC 805 applicable to business combinations. However, the equity structure reflects the equity structure of the legal parent, including the equity interests the legal parent issued to effect the combination. Accordingly, the equity structure of the legal subsidiary is restated using the exchange ratio established in the acquisition agreement to reflect the number of shares of the legal parent issued in the reverse acquisition.

The primary reasons Phytanix Bio consummated the merger with Protagenic Therapeutics, Inc. were the opportunity to immediately become a public company without the process of doing its own initial public offering, thereby affording it the opportunity to more quickly raise capital and provide liquidity options to its stockholders, and at the same time acquiring the infrastructure required of a public company run by people experienced in investor relations and the public company regulatory compliance.

The estimated allocation of the purchase price of the assets acquired and liabilities assumed for the acquisition by Phytanix Bio of Protagenic Therapeutics, Inc. via the reverse acquisition is still being evaluated.

F-15

PHYTANIX BIO, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (IN US$)

MARCH 31, 2025 AND 2024

The Board of Directors resolved on July 31, 2025, to approve the forgiveness of an intercompany loan owed by ABTI Pharma Limited to the Company, in the amount of £317,480.40 GBP ($410,756 USD), effective as of March 31, 2025. The amount was written off , in accordance with the recommendation of the Company’s accountants.

Axiom Real-Time Metrics Inc. (Axiom), based in Mississauga, Ontario, was placed into receivership on July 11, 2025, after defaulting on a financing agreement with National Bank of Canada, which was owed approximately C$10.4 million. Subsequently, the company’s assets were sold via a court-supervised receivership process, culminating in a transaction transferring substantially all its assets to Sitero Canada Inc., which closed on approximately July 31, 2025. This is relevant to the Company because it reduces the chance that the Company may be able to collect some or all the funds it has claimed it is owed by Axiom.

On August 7, 2025, the Board of Directors approved a change in the Company’s fiscal year-end from December 31 to March 31, effective immediately. The Company intends to file a transition report on Form 10-QT with the Securities and Exchange Commission for the transition period beginning April 1, 2025 and ending June 30, 2025.

On August 8, 2025, the Board of Directors of Protagenic Therapeutics, Inc. (the “Company” or “Protagenic”) approved a focused restructuring plan (the “Restructuring Plan”) to transition to a virtual operating model and concentrate capital on the Company’s highest-priority clinical program(s). In approving the Restructuring Plan, the Board of Directors determined that a disciplined cost structure and a sharper focus on near-term value inflection are in the best interests of the Company and its stockholders.

Under the Restructuring Plan, the Company has (i) temporarily suspended expenditures related to its preclinical programs and (ii) initiated a process to evaluate strategic alternatives for those programs, including partnerships and/or out-licensing, with the objective of advancing them with appropriate external funding while preserving cash for the Company’s lead clinical assets. The Company is reducing operating expenses, overhead, and headcount primarily associated with preclinical activities.

When fully implemented, the Restructuring Plan is expected to reduce annualized operating expenses by approximately $8 million. The Company expects to incur one-time charges in connection with the Restructuring Plan; however, because key actions remain in process, the Company cannot reasonably estimate the total amount or timing of such charges at this time and will provide an update in a subsequent filing once such amounts are estimable.

Also on August 8, 2025, in connection with the Restructuring Plan, the Board of Directors terminated the employment of (i) Barrett Evans as Chief Executive Officer and President and (ii) Colin Stott as Chief Operating Officer, in each case effective immediately. Messrs. Evans and Stott remain members of the Company’s Board of Directors. Any severance or other compensatory agreements, if applicable, will be disclosed when determined.

F-16